EXHIBIT 10.3

AFFILATE DEFERMENT AGREEMENT

This Deferment Agreement (the “Agreement”) is entered into as of December 26, 2024, by and between Bannix Acquisition Corp. (“Bannix”), a Delaware corporation, and InstantFame, LLC (“InstantFame”), a Delaware limited liability company (collectively, the “Parties”).

1 RECITALS

1.1 Bannix acknowledges that certain amounts are due and payable to InstantFame and its affiliates (collectively, the “Sponsor”), including but not limited to:

1.1.1 Promissory Notes: $840,000 in aggregate principal amount

1.1.2 Administrative Support Fees: $183,333

1.1.3 Advances from Affiliated Related Parties: $323,310

1.1.4 Any other outstanding balances that will be owed to the Sponsor and its affiliates as it will be accumulated until the date of closing the Business Combination or any Business Combination

1.2 The Parties agree to defer payment of these amounts under the terms set forth below

1.3 In consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

2 TERMS OF THE AGREEMENT

2.1 Deferred Payment

2.1.1 Bannix agrees that all amounts due to the Sponsor and its affiliates, as specified in this Agreement, will be deferred for payment

2.1.2 Payment of these amounts will be made exclusively from the working capital of VisionWave Technologies, Inc.(“VisionWave”) as it becomes available, but no later than December 12, 2025

2.2 Acknowledgment of Debt

2.2.1 Bannix acknowledges and agrees that the total outstanding balance due to the Sponsor and its affiliates as of the date of this Agreement is $1,346,643, comprising:

2.2.1.1 Promissory Notes: $840,000

2.2.1.2 Administrative Support Fees: $183,333

2.2.1.3 Advances from Affiliates: $323,310

2.2.1.4 Other open balances to be accumulated through the date of closing the Business Combination or any Business Combination

2.3 Repayment Source

2.3.1 Bannix agrees that repayment of the deferred amounts will be made from VisionWave’s working capital, to the extent that such funds are available, without impairing VisionWave’s operational obligations or shareholder commitments

2.4 Deadline for Payment

2.4.1 All amounts due shall be paid in full to the Sponsor and its affiliates no later than December 12, 2025, irrespective of VisionWave’s financial status

2.5 No Interest

2.5.1 The deferred amounts shall remain non-interest bearing during the deferment period

2.6 Waiver of Claims

2.6.1 The Sponsor agrees to waive any claims of default or demands for payment prior to the specified due date of December 12, 2025, provided that Bannix complies with the terms of this Agreement

2.7 Modification

2.7.1 Any amendments or modifications to this Agreement must be in writing and signed by authorized representatives of both Parties

2.8 Governing Law

2.8.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict-of-law principles

2.9 Entire Agreement

2.9.1 This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, and discussions, whether oral or written

2.10 Execution

2.10.1 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic signatures shall have the same force and effect as original signatures

3 SIGNATURES

3.1 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above, and Stanley Hills, LLC and LaRocca Construction LLC hereby consent to this Agreement as it pertains to their respective balances

Bannix Acquisition Corp.
By: __/s/ Doug Davis __________________________
Name: Doug Davis
Title: CEO
Date: 12/26/2024

InstantFame, LLC
By: __/s/ Roey Benjamin Schnapp __________________________
Name: Roey Benjamin Schnapp
Title: Manager
Date: 12/26/2024

Stanley Hills, LLC (Acknowledging and Consenting)
By: ____/s/ Yossi Attia ________________________
Name: Yossi Attia
Title: Manager
Date: 12/26/2024

LaRocca Construction LLC (Acknowledging and Consenting)
By: __/s/ Yossi Attia __________________________
Name: Yossi Attia
Title: Manager
Date: 12/26/2024